CARBONITE 2015 THIRD QUARTER FINANCIAL RESULTS OCTOBER 28, 2015

EMILY WALT Director of Investor Relations

Safe Harbor These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company's views as of the date they were second made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company's ability to profitably attract new customers and retain existing customers, the Company's dependence on the market for cloud backup services, the Company's ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission, which is available on www.sec.gov. Except as required by law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, non-GAAP Gross Margin, non-GAAP EPS and Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release which can be found on Carbonite’s website, investors.carbonite.com or www.sec.gov. 3

4 MOHAMAD ALI President & CEO

ANTHONY FOLGER CFO & Treasurer

carbonite.com Q315 Bookings 6 Q315 Growth Y/Y Total Bookings $34.2M 12% SMB $12.5M 32% Consumer $21.7M 3% $21.1 $22.1 $23.8 $22.6 $21.7 $9.5 $12.4 $13.1 $13.1 $12.5 $30.6 $34.5 $36.9 $35.7 $34.2 Q314 Q414 Q115 Q215 Q315 SMB Consumer 31% of total bookings 37% of total bookings

carbonite.com Q315 Revenue 7 $31.3 $31.9 $33.0 $34.0 Q314 Q414 Q115 Q215 Q315 Q315 Growth Y/Y Total Revenue $34.6M 10% $34.6M

carbonite.com Q315 Non-GAAP Gross Margins 8 68.7% 70.2% 69.5% 71.1% 72.6% 73.2% Q214 Q314 Q414 Q115 Q215 Q315 For a full reconciliation of GAAP to non-GAAP, please see the Appendix. Q315 Growth Y/Y Non-GAAP Gross Margin 73.2% 300 bps

carbonite.com Total Cash and Free Cash Flow 9 $4.2 $1.5 $2.1 $7.1 $2.6 $3.2 $1.4 Q114 Q214 Q314 Q414 Q115 Q215 Q315 Free Cash Flow For a full reconciliation of GAAP to non-GAAP, please see the Appendix Numbers may not foot due to rounding. Q315 Growth Y/Y Total Cash and Investments $62.6M (12%)

carbonite.com Q315 & FY15 Non-GAAP Business Outlook 10 Q415 Revenue $35.2M to $35.6M Non-GAAP EPS $0.07 – $0.09 2015 Revenue $136.8M to $137.2M Non-GAAP EPS $0.09 – $0.11 Non-GAAP gross margin ~300 bps over 2014 Free cash flow $16.0M - $18.0M

MOHAMAD ALI President & CEO

carbonite.com Areas of Focus in 2015 12 Enhance Product Roadmap Improve Operational Effectiveness Increase Go-to-Market Capacity

carbonite.com Complexity increasing for disaster recovery solutions Data resides in new and disparate places • Devices • Applications • Clouds But customers continue to want solutions that are • Purpose-built • Simple • Budget friendly

carbonite.com Carbonite Pro Prime 14 A more scalable version of Pro Automatic cloud backup for unlimited computers, NAS, and external drives Easily access, restore and manage files from the web portal and free apps PRO From $269.99 /yr Remote deployment and management of custom backup policies Automatic cloud backup for unlimited computers, NAS, and external drives Easily access, restore and manage files from the web portal and free apps PRO PRIME From $599.99 /yr NEW

carbonite.com Carbonite Disaster Recovery Solutions Carbonite Server Backup Advanced and Carbonite Backup Appliances Specifically designed to meet needs of SMBs • Features • Simplicity • Budget Multiple form factors to fit a variety of environments • Software-only • Software + BYOD • All-in-one appliances 15

carbonite.com New Product Details • Image Backup and Bare Metal Restore • Advanced management options for configuring and customizing backups from centralized dashboard • Available as tiered or rackmount • Hardware, service and support included in one low annual fee • Image Backup and Bare Metal Restore • Granular database recovery for transactional databases including SQL, MySQL, Oracle, Exchange, Sharepoint and Exchange Online • Advanced customization features to optimize RPOs (scheduling, retention policies, data compression, etc.) • Local and cloud options 16 Carbonite Backup Appliances Carbonite Server Backup Advanced

Backup Appliance Solutions for Every Small Business 100GB add-on cloud storage packs - $99.99/year per HT40 $2,899.99 per year 4TB local 2TB cloud storage starter pack HT80 $4,499.99 per year 8TB local 4TB cloud storage starter pack HR40 $3,899.99 per year 4TB local 2TB cloud storage starter pack HR80 $5,799.99 per year 8TB local 4TB cloud storage starter pack HS40 $1,999.99 per year 4TB local 1TB cloud storage starter pack COMING SOON 18

carbonite.com Channel engagement remains strong 18 Over 7,700 active resellers Agreement with Tech Data Europe, one of Europe’s largest value-added distributors INTERNATIONAL PARTNERS Europe Continue to increase engagement and build out partner community

Q&A

FINANCIAL STATEMENTS